                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   WSMP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   WSMP, INC.
                           1 WSMP Drive, P. O. Box 399
                         Claremont, North Carolina 28610

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
WSMP, Inc.

         A Special Meeting of Shareholders of WSMP, Inc. will be held at the Gateway Hotel, 909 Highway 70, S.W., Hickory, North Carolina 28602, on April 30, 1998, at 10:00 a.m. Eastern Daylight Savings Time, to take action on the following matters:

         1. To Act upon a proposal to increase the membership of the Board of Directors from nine to eleven.

         2. If Proxy Item No. 1 is adopted, to elect one director to a term of three years and one director to a term of two years; and to fill a vacancy on the Board for a term of one year.

         3. To ratify a proposal to change the corporate name from WSMP, Inc. to Fresh Foods, Inc.

         The Board of Directors has fixed the close of business on April 15, 1998, as the record date for determining shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date are entitled to vote at that meeting.

         WSMP, Inc. hopes that as many shareholders as possible will personally attend the meeting. Whether or not you plan to attend, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent your voting in person at the meeting.

                                    By Order of the Board of Directors,


                                    Richard F. Howard,
                                    Chairman

Claremont, North Carolina
April 17, 1998

                                   WSMP, INC.
                           1 WSMP DRIVE, P. O. BOX 399
                         CLAREMONT, NORTH CAROLINA 28610

                              WSMP SPECIAL MEETING
                                 PROXY STATEMENT


General

         This Proxy Statement first being mailed to the WSMP Shareholders on or about April 17, 1998 and is accompanied by the Notice of Special Meeting of Shareholders and a form of proxy that is solicited by the WSMP Board for use at the Special Meeting to be held on April 30, 1998, at 10:00 a.m., local time, at the Gateway Hotel, 909 Highway 70, S.W., in Hickory, North Carolina, and at any adjournments or postponements thereof.

Matters to be Considered

         At the Special Meeting, Shareholders will be asked to consider and vote upon a proposal increasing the number of directors from 9 to 11, and staggering their terms consistent with the terms of present directors. Also, if the Board Expansion is approved, the Shareholders will be asked to consider and vote upon the election of nominees to fill the two new directorships and an additional vacancy which presently exists. In addition to the Board Expansion and the Director Elections, the Shareholders will be asked to consider and vote upon a proposal to change WSMP's name to Fresh Foods, Inc. The Board Expansion, the Director Elections and the Name Change are referred to herein together as the "Matters". The Shareholders also may be asked to vote upon a proposal to adjourn or postpone the Special meeting, which adjournment to postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the Matters.

Solicitation of Proxies

         A holder of Common Stock may use the accompanying proxy if such shareholder is unable to attend the Special Meeting in person or wishes to have his or her shares voted by proxy even if such shareholder does attend the meeting. A shareholder may revoke any proxy given pursuant to this solicitation by delivering to the Secretary of WSMP, prior to or at the Special Meeting, a written notice revoking the proxy or a duly executed proxy relating to the same shares bearing a later date; however, attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Secretary, WSMP, Inc., 1 WSMP Drive, Claremont, North Carolina 28610. For such notice of revocation or later proxy to be valid, however, it must actually be received by WSMP prior to the vote of the Shareholders at the Special Meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of approval of the Matters. The WSMP Board is unaware of any other matters that may be presented for action at the Special Meeting. If other matters do properly come before the Special meeting; however, it is intended that shares represented by proxies in the accompanying form will be voted or not voted by the persons named in the proxies to their discretion, provided that no proxy that is voted against approval and adoption of the Matters will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

         The entire cost of soliciting proxies will be borne by WSMP. In addition to the solicitation of the proxies by mail, WSMP will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. WSMP will reimburse such record holders for their reasonable expenses in doing so. If necessary, WSMP may also use several of its regular employees, who will not be specially compensated, to solicit proxies from shareholders, either personally or by telephone, telegram, facsimile or special delivery letter.

Record Date and Voting Rights

         Pursuant to North Carolina law, April 15, 1998 has been fixed as the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting. The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is ______. On the Record Date, there were approximately ___ holders of record of Common Stock. In accordance with North Carolina law, abstentions from voting will be counted for purposes of determining whether a quorum exists at the Special Meeting. Furthermore, shares represented in proxies returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("broker non-votes"). In addition, abstentions from voting and broker non-votes will not be deemed to have been cast either "for" or "against" the proposals considered at the meeting and, therefore, will have no effect on the adoption of such proposals.

         Each share of Common Stock entitles its holder to one vote. The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Matters, provided that a majority of the shares entitled to vote are represented at the Special Meeting in person or by proxy.

Expansion of Board of Directors (Proxy Item No. 1)

         The Board of Directors proposes the amendment of the Company's Bylaws to increase the number of directors from 9 to 11. Under this proposal, Class II and Class III would be increased from three directors to four, and Class I would remain at three directors. To accomplish this, Shareholders would elect one Class II director to serve until 1999 and one Class III director to serve until 2000, along with another Class II directorship currently vacant and to be filled.

         Upon the adoption of Proxy Item No. 1, the makeup of the WSMP Board would be as follows:

  Term Expiring              Term Expiring                Term Expiring
   June, 1998                 June, 1999                   June, 2000
----------------            ---------------              ------------

Richard F. Howard          James C. Richardson, Jr.     David R. Clark
James M. Templeton         Bobby G. Holman              William R. McDonald III
E. Edwin Bradford          Vacant                       Lewis C. Lanier
                           New                          New

         The Board has determined that an eleven-member board would provide for more diversity of opinion and will give the Board greater collective insight into matters before it. The Board does not anticipate any significant inconvenience in assembling a larger board.

         The affirmative vote of the holders of at least a majority of the shares of common stock entitled to vote and present at the meeting is required for approval of the proposal. The Board of Directors recommends that the Shareholders vote FOR the proposal. Proxies, unless indicated to the contrary, will be voted FOR the proposal.

Election of Directors to Fill Vacancies (Proxy Item No. 2)

         If Proxy Item No. 1, as described above under "Expansion of Board of Directors" is adopted by the Shareholders, there will be one vacancy created for a Class III director for a term expiring June, 2000, upon the election and qualification of a successor; one vacancy



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created for a Class II director for a term expiring June, 1999, upon the election and qualification of a successor; and there remains one current vacancy for a Class II director for a term expiring June, 1999, upon the election and qualification of a successor which vacancy was created by the recent resignation of director __________________ for business reasons.

         This election is not the recurring election of directors which takes place in June at the Annual Meeting of Shareholders. That election will take place as scheduled.

         The Board of Directors has nominated Mr. William P. Foley II, Mr. Andrew F. Puzder, and Mr. L. Dent Miller to fill these vacancies, as set forth below. If Proxy Item No. 1 is adopted, it is the intention of the persons named in the enclosed Proxy to vote the shares covered thereby for the election of the three nominees set forth below, for the terms expiring in the years indicated.

CLASS III - NOMINEE FOR ELECTION AS DIRECTOR for a term expiring June, 2000.

         WILLIAM P. FOLEY II is Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc., an Anaheim, California-based title insurance underwriter, and is Chairman of the Board and Chief Executive Officer of CKE Restaurants, Inc., an Irvine, California-based restaurant holding company for the Carl's Jr. and Hardee's restaurant chains, among others. Mr. Foley, 53, serves on the Boards of Directors of Rally's Hamburgers, Inc., Checker's, Star Buffet, Inc., Micro General Corporation and DataWorks Corporation.

CLASS II - NOMINEES FOR ELECTION AS DIRECTORS for a terms expiring June, 1999.

         ANDREW F. PUZDER is Executive Vice President of Fidelity National Financial, Inc., Executive Vice President and General Counsel of CKE Restaurants, Inc., and Chief Executive Officer and Director of Green Burrito Foods Corporation. Prior to joining Fidelity in 1995, Mr. Puzder had been an attorney in private practice in California since 1991. Mr. Puzder, 47, is also a director of Rally's Hamburgers, Inc. and Javelin, Inc.

         L. DENT MILLER is President of Sagebrush, Inc. and Claremont Restaurant Group, LLC, WSMP's restaurant subsidiaries. Prior to the merger of Sagebrush, Inc. and WSMP in January, 1998, Mr. Miller had served as President of Sagebrush since 1990. Mr. Miller, 64, was a WSMP Vice President from 1984 - 1988, and a director from 1987 - 1988.

                        --------------------------------

         Should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other persons as the present Board may nominate.

Name Change (Proxy Item No. 3.)

         The Shareholders are asked to consider and vote upon the change of the Company's name from WSMP, Inc. to Fresh Foods, Inc. The Board of Directors has unanimously approved such a change.

         This change of name is being requested for several reasons. First, the present corporate name gives no indication what industries or products WSMP is associated with. "Fresh Foods, Inc." immediately identifies the Company with the food service industry, and projects a positive image about the food products the Company produces. Management feels that this new name would be easier to remember and repeat by new or potential shareholders.

         Secondly, the new name acknowledges that the Company is more than a restaurant company. When the Company's pending acquisition of Tyson Foods, Inc.'s Pierre's Foods division is complete, WSMP's prepared foods division will play a much larger role in Company revenues than its restaurant division will.

         Third, WSMP's market makers and advisors, have recommended a strong name which will give the Company a recognized identity in the marketplace.

         The proposed change should have no major impact on the Company's business, other than to make it more recognizable, and emphasize its corporate identity as a multi-faceted food service company, and de-emphasize its identity with particular restaurant concepts.

         The affirmative vote of the holders of a least a majority of the shares of common stock entitled to vote and present at the meeting is required for approval of the proposal. The Board of Directors recommends that the Shareholders vote FOR the proposal. Proxies, unless indicated to the contrary, will be voted FOR the proposal.

Relationship with Independent Accountants

         Deloitte & Touche LLP has served as independent auditors for the Company since 1982. A representative of Deloitte & Touche LLP will attend the Special Meeting to respond to appropriate questions raised by Shareholders.

Shareholder Proposals

         The Company welcomes comments or suggestions from its Shareholders, including any recommendations Shareholders may have as to future directors of the Company.

         In the event that a Shareholder desires to have a proposal formally considered at an Annual Shareholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be submitted to the Secretary of WSMP in accordance with the applicable regulations of the Securities and Exchange Commission. The deadline has passed for inclusion of proposals at the 1998 Annual Shareholders' Meeting. The deadline for proposals to be considered at the 1999 Annual Shareholders' Meeting is February ____, 1999. A proposal must be received by that date in order to be included in WSMP's proxy materials for that annual meeting.

Other Matters

         As of the date of this Proxy Statement, the WSMP Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Special Meeting, or any adjournment or postponement of the Special Meeting and be voted upon, then the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of WSMP.

                                                                      APPENDIX A

                                   WSMP, INC.
                                  1 WSMP DRIVE
                         CLAREMONT, NORTH CAROLINA 28610


THIS PROXY IS SOLICITED ON BEHALF OF WSMP'S BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 1998, AT 10:00 A.M.


         The undersigned hereby appoints Richard F. Howard, James C. Richardson, Jr., David R. Clark and James E. Harris, and each or any of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of Common Stock that the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held in Hickory, North Carolina, on April 30, 1998, at 10:00 a.m., or at any adjournment or postponement thereof. The undersigned further authorizes such proxies to vote in their discretion upon such matters as may properly come before such Special Meeting or any adjournment or postponement thereof. Receipt of Notice of the Special Meeting of Shareholders and of the Proxy Statement is hereby acknowledged.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE WSMP BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH PROPOSALS.

         1. A proposal to increase the membership of the Board of Directors, as set forth in the Proxy Statement:

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


         2. A proposal to fill the present vacancy and the vacancies created by approval of Item No. 1, as follows:

                     (CONTINUED AND TO BE SIGNED ON REVERSE)



         [ ]  VOTE FOR all three nominees
              (Foley, Puzder, Miller) to terms
              of 3 or 2 years as set forth in the
              Proxy Statement


         [ ]  VOTE WITHHELD from all nominees

              To vote for all directors, mark the VOTE FOR box. To withhold voting for a particular nominee, mark the VOTE FOR ALL EXCEPT box and enter name(s) of the exception(s) in the space provided; your shares will be voted for the remaining nominees.


         [ ] VOTE FOR ALL EXCEPT
             _______________________
             _______________________


         3. A proposal to change the Company's name from WSMP, Inc. to Fresh Foods, Inc.

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


                              Dated:_____________________________, 1998.


                              ----------------------------------------


                              -----------------------------------------
                                  Signature of Shareholder(s)

                              Important: Please sign exactly as your
                              name(s) appears hereon. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.


PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.